              Exhibit 99.1

Ooma Reports First Quarter Fiscal Year 2020 Financial Results

Ooma Business revenue grows 45% year-over-year

Sunnyvale, Calif., May 21, 2019 -- Ooma, Inc. (NYSE: OOMA), a smart communications platform for businesses and consumers, today released financial results for the first quarter fiscal 2020 ended April 30, 2019.

First Quarter Fiscal 2020 Financial Highlights

•

Revenue: Total revenue was $34.0 million, up 13% year-over-year. Subscription and services revenue increased to $31.1 million and was 91% of total revenue, driven by 15% year-over-year growth in Ooma Business and Ooma Residential.

•

Net Loss: GAAP net loss was $4.7 million, or $0.23 per basic and diluted share, compared to GAAP net loss of $3.7 million, or $0.19 per basic and diluted share, in the first quarter fiscal 2019. Non-GAAP net loss was $0.8 million, or $0.04 per basic and diluted share, comparable to the prior year period.

•	Adjusted EBITDA: Adjusted EBITDA was ($0.5) million, comparable to the prior year period.

For more information about non-GAAP net loss and Adjusted EBITDA, see the section below titled "Non-GAAP Financial Measures" and the reconciliation provided in this release.

“Ooma achieved strong performance for the first quarter of our 2020 fiscal year, with significant growth in recurring revenues and continued execution on our key strategic initiatives,” said Eric Stang, chief executive officer.  “We are pleased to report that Ooma Business subscription revenue grew 45% year-over-year, and that we are now shipping our second-generation Smart Cam as well as our initial residential phone service product incorporating wireless internet connectivity.  We also announced today our plan to increase the scale of Ooma Business through the acquisition of Broadsmart, a leading provider of cloud-based communications services.”

Business Outlook:

For the second quarter of fiscal 2020, Ooma expects to report:

•	Total revenue in the range of $35.5 million to $36.0 million.
•	GAAP net loss in the range of $4.9 million to $5.4 million and GAAP net loss per share in the range of $0.23 to $0.26.
•	Non-GAAP net loss in the range of $1.0 million to $1.4 million and non-GAAP net loss per share in the range of $0.05 to $0.07.

For the full fiscal year 2020, Ooma expects to report:

•	Total revenue in the range of $145.0 million to $148.0 million.
•	GAAP net loss in the range of $19.2 million to $20.7 million, and GAAP net loss per share in the range of $0.91 to $0.98.
•	Non-GAAP net loss in the range of $4.0 million to $5.0 million, and non-GAAP net loss per share in the range of $0.19 to $0.24.

The following is a reconciliation of GAAP net loss to non-GAAP net loss and GAAP basic and diluted net loss per share to non-GAAP basic and diluted net loss per share guidance for the second fiscal quarter ending July 31, 2019 and the fiscal year ending January 31, 2020 (in millions, except per share data):

	Projected range
	Three Months Ending	Fiscal Year Ending
	July 31, 2019	January 31, 2020
	(unaudited)
GAAP net loss	($4.9)-($5.4)	($19.2)-($20.7)
Stock-based compensation and related taxes	3.4-3.5	13.0-13.5
Acquisition-related costs and amortization of intangibles	0.3	1.2
Litigation costs	0.2	1.0
Non-GAAP net loss	($1.0)-($1.4)	($4.0)-($5.0)

GAAP basic and diluted net loss per share	($0.23)-($0.26)	($0.91)-($0.98)
Stock-based compensation and related taxes	0.16-0.17	0.61-0.63
Acquisition-related costs and amortization of intangibles	0.01	0.06
Litigation costs	0.01	0.05
Non-GAAP basic and diluted net loss per share	($0.05)-($0.07)	($0.19)-($0.24)

Weighted-average number of shares used in per share amounts:
Basic and diluted	20.9	21.2

Conference Call Information:

Ooma will host a conference call and live webcast for analysts and investors at 5:00 p.m. Eastern time today, May 21, 2019. The news release with the financial results will be accessible from the company's website prior to the conference call. Parties in the United States and Canada can access the call by dialing +1 (833) 233-4456, using conference ID “Ooma First Quarter”. International parties can access the call by dialing +1 (647) 689-4135, using conference ID “Ooma First Quarter”. The webcast will be accessible on Ooma's investor relations website at http://investors.ooma.com for a period of one year. A telephonic replay of the conference call will be available through Tuesday, May 28, 2019. To access the replay, parties in the United States and Canada should call +1 (800) 585-8367 and use conference ID 2251259. International parties should call +1 (416) 621-4642 and enter conference ID 2251259.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures, including: non-GAAP net loss, non-GAAP net loss per share, non-GAAP gross profit and gross margin, non-GAAP operating loss, and Adjusted EBITDA. Adjusted EBITDA represents the net loss before interest and other expense or income, income tax benefit, depreciation and amortization and other non-GAAP expenses.

These non-GAAP financial measures exclude non-cash stock-based compensation expense and related taxes, acquisition-related transaction costs, amortization of acquired intangibles, non-cash acquisition-related income tax benefit, and certain litigation costs outside the ordinary course of our business.

These non-GAAP financial measures are presented to provide investors with additional information regarding our financial results and core business operations. Ooma considers these non-GAAP financial measures to be useful measures of the operating performance of the company, because they contain adjustments for unusual events or factors that do not directly affect what management considers to be Ooma's core operating performance and are used by the company's management for that purpose.  Management also believes that these non-GAAP financial measures allow for a better evaluation of the company's performance by facilitating a meaningful comparison of the company's core operating results in a given period to those in prior and future periods. In addition, investors often use similar measures to evaluate the operating performance of a company.

Non-GAAP financial measures are presented for supplemental informational purposes only to aid an understanding of the company's operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies.  A limitation of the non-GAAP financial measures presented is that the adjustments relate to items that the company generally expects to continue to recognize. The adjustment of these items should not be construed as an inference that the adjusted gains or expenses are unusual, infrequent or non-recurring. Therefore, both GAAP financial measures of Ooma's financial performance and the respective non-GAAP measures should be considered together.  Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure in the tables below.

Disclosure Information

Ooma uses the investor relations section on its website as a means of complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Ooma's investor relations website in addition to following Ooma's press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts.

Legal Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995. In particular, statements regarding future economic performance and financial positions, expectations and objectives of management constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical facts and generally contain words such as "believes”, "expects”, "may”, "will”, "should”, "seeks”, "approximately”, "intends”, "plans”, "estimates”, "anticipates”, and other expressions that are predictions of or indicate future events and. This press release includes forward–looking statements regarding the company’s business outlook, proposed acquisition of Broadsmart, its execution of initiatives to continue the growth of Ooma Office, Ooma Enterprise and smart security services, and its execution of other initiatives to drive long-term shareholder value. Although the forward-looking statements contained in this press release are based upon information available at the time the statements are made and reflect management's good faith beliefs, forward-looking statements inherently involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results. Important factors that could cause actual results to differ materially from expectations include, among others:  our inability to attract new customers on a cost-effective basis; our inability to retain customers; intense competition; our reliance on retailers and reseller partnerships to sell our products; our reliance on vendors to manufacture the on-premise appliances and end-point devices we sell; our reliance on third parties for our network connectivity and co-location facilities; our reliance on third parties for some of our software development, quality assurance and operations; our reliance on third parties to provide the majority of our customer service and support representatives; our limited operating history; and interruptions to our service. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law.

The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings with the SEC, including the risk factors contained in our annual filing on Form 10-K for the year ended January 31, 2019, filed with the SEC on April 3, 2019. The forward-looking statements in this press release are based on information available to Ooma as of the date hereof, and Ooma disclaims any obligation to update any forward-looking statements, except as required by law.

About Ooma

Ooma (NYSE: OOMA) creates powerful connected experiences for businesses and consumers, delivered from its smart cloud-based SaaS platform. For businesses of all sizes, Ooma provides advanced voice and collaboration features that are flexible and scalable. For consumers, Ooma provides PureVoice HD voice quality, advanced functionality and integration with their mobile devices. Ooma’s groundbreaking smart security solution delivers a full range of wireless security sensors and an intelligent video camera that make it easy for users to protect their home or business. Learn more at www.ooma.com.

CONTACT:

Investors

Matthew S. Robison

Director of IR and Corporate Development

Ooma, Inc.

ir@ooma.com

(650) 300-1480

Media

Mike Langberg

Director of Corporate Communications

Ooma, Inc.

mike.langberg@ooma.com

(650) 566-6693

OOMA, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited, amounts in thousands)

	April 30,	January 31,
	2019	2019
Assets
Current assets:
Cash and cash equivalents	$11,372	$15,370
Short-term investments	25,803	27,253
Accounts receivable, net	3,661	3,723
Inventories	10,699	10,117
Other current assets	5,384	5,450
Total current assets	56,919	61,913
Property and equipment, net	4,726	4,563
Operating lease right-of-use assets	3,740	—
Intangible assets, net	2,428	2,635
Goodwill	3,898	3,898
Other assets	6,481	5,379
Total assets	$78,192	$78,388

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$11,511	$10,231
Accrued expenses and other current liabilities	17,079	19,048
Deferred revenue	15,049	15,443
Total current liabilities	43,639	44,722
Long-term operating lease liabilities	2,136	—
Other liabilities	393	619
Total liabilities	46,168	45,341

Stockholders' equity:
Common stock	4	4
Additional paid-in capital	142,554	138,848
Accumulated other comprehensive gain (loss)	1	(10)
Accumulated deficit	(110,535)	(105,795)
Total stockholders' equity	32,024	33,047
Total liabilities and stockholders' equity	$78,192	$78,388

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, amounts in thousands, except share and per share data)

	Three Months Ended
	April 30,	April 30,
	2019	2018
Revenue:
Subscription and services	$31,112	$27,312
Product and other	2,895	2,910
Total revenue	34,007	30,222

Cost of revenue:
Subscription and services	9,811	8,774
Product and other	3,763	3,510
Total cost of revenue	13,574	12,284
Gross profit	20,433	17,938

Operating expenses:
Sales and marketing	11,459	8,895
Research and development	8,882	8,522
General and administrative	5,112	4,452
Total operating expenses	25,453	21,869
Loss from operations	(5,020)	(3,931)
Interest and other income, net	258	177
Loss before income taxes	(4,762)	(3,754)
Income tax benefit	22	69
Net loss	$(4,740)	$(3,685)

Net loss per share of common stock:
Basic and diluted	$(0.23)	$(0.19)
Weighted-average number of shares used in per share amounts:
Basic and diluted	20,479,739	19,318,718

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, amounts in thousands)

	Three Months Ended
	April 30,	April 30,
	2019	2018
Cash flows from operating activities:
Net loss	$(4,740)	$(3,685)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Stock-based compensation expense	2,982	2,314
Depreciation and amortization of capital expenditures	652	504
Amortization of acquired intangibles	207	145
Non-cash operating lease expense	446	—
Amortization and accretion of premiums from investments	(126)	(57)
Changes in operating assets and liabilities:
Accounts receivable, net	62	(874)
Inventories	(651)	(311)
Other assets	(1,005)	(564)
Accounts payable and other liabilities	(3,141)	2,770
Deferred revenue	(430)	52
Net cash (used in) provided by operating activities	(5,744)	294

Cash flows from investing activities:
Purchases of short-term investments	(15,345)	(5,409)
Proceeds from maturities and sales of short-term investments	16,969	11,526
Capital expenditures	(602)	(405)
Acquisition of business, net of cash acquired	—	(2,402)
Net cash provided by investing activities	1,022	3,310

Cash flows from financing activities:
Shares repurchased for tax withholdings on vesting of restricted stock units	(730)	(759)
Proceeds from issuance of common stock	1,454	1,166
Net cash provided by financing activities	724	407
Net (decrease) increase in cash and cash equivalents	(3,998)	4,011
Cash and cash equivalents at beginning of period	15,370	4,483
Cash and cash equivalents at end of period	$11,372	$8,494

OOMA, INC.

Reconciliation of Non-GAAP Financial Measures

(Unaudited, amounts in thousands, except percentages and per share data)

	Three Months Ended
	April 30,	April 30,
	2019	2018
Revenue	$34,007	$30,222

GAAP gross profit	$20,433	$17,938
Stock-based compensation and related taxes	304	202
Amortization of intangible assets	155	115
Non-GAAP gross profit	$20,892	$18,255

Gross margin on a GAAP basis	60%	59%
Gross margin on a Non-GAAP basis	61%	60%

GAAP operating loss	$(5,020)	$(3,931)
Stock-based compensation and related taxes	3,123	2,409
Acquisition-related costs and amortization of intangible assets	243	496
Litigation costs	534	—
Non-GAAP operating loss	$(1,120)	$(1,026)

GAAP net loss	$(4,740)	$(3,685)
Stock-based compensation and related taxes	3,123	2,409
Acquisition-related costs and amortization of intangible assets	243	496
Litigation costs	534	—
Income tax benefit	—	(69)
Non-GAAP net loss	$(840)	$(849)

GAAP basic and diluted net loss per share	$(0.23)	$(0.19)
Stock-based compensation and related taxes	0.15	0.13
Acquisition-related costs and amortization of intangible assets	0.01	0.03
Litigation costs	0.03	—
Income tax benefit	—	(0.01)
Non-GAAP basic and diluted net loss per share	$(0.04)	$(0.04)

GAAP net loss	$(4,740)	$(3,685)
Reconciling items:
Interest and other income, net	(258)	(177)
Income tax benefit	(22)	(69)
Litigation costs	534	—
Depreciation and amortization	652	504
Acquisition-related costs and amortization of intangible assets	243	496
Stock-based compensation and related taxes	3,123	2,409
Adjusted EBITDA	$(468)	$(522)